                            VAN KAMPEN RESERVE FUND
                    SUPPLEMENT DATED AUGUST 28, 2001 TO THE
                      PROSPECTUS DATED SEPTEMBER 28, 2000
                       SUPERCEDING ALL PRIOR SUPPLEMENTS

    The Prospectus is hereby supplemented as follows:

    (1) The second paragraph under the heading "PURCHASE OF SHARES -- GENERAL" is hereby deleted in its entirety.

    (2) The following is added as the last paragraph under the heading "PURCHASE OF SHARES -- GENERAL":

        There is no minimum investment amount when establishing an account with the Fund. However, the Fund may redeem any shareholder account (other than retirement accounts and accounts established through a broker for which the transfer agent does not have discretion to initiate transactions) that has been open for one year or more and has a balance of less than $1,000. Shareholders will receive written notice at least 60 days in advance of any involuntary redemption and will be given the opportunity to purchase at net asset value without sales charge the number of additional shares needed to bring the account value to $1,000. There will be no involuntary redemption if the value of the account is less than $1,000 due to market depreciation.

    (3) The section entitled "REDEMPTION OF SHARES -- OTHER REDEMPTION INFORMATION" is hereby deleted in its entirety.

    (4) The last four sentences of the sixth paragraph under the heading "SHAREHOLDER SERVICES -- EXCHANGE PRIVILEGE" are hereby deleted in their entirety and replaced with the following:

        The Fund reserves the right to reject any order to purchase its shares through exchange or otherwise. Certain patterns of past exchanges and/or purchase or sale transactions involving the Fund or other Participating Funds may result in the Fund and other Participating Funds limiting or prohibiting, at its discretion, additional purchases and/or exchanges. Determinations in this regard may be made based on the frequency or dollar amount of the previous exchanges or purchases or sale transactions. Generally, all shareholders are limited to a maximum of eight exchanges per fund during a rolling 365-day period. Exchange privileges will be suspended on a particular fund if more than eight exchanges out of that fund are made by a shareholder during a rolling 365-day period. If exchange privileges are suspended, subsequent exchange requests during the stated period will not be processed. Exchange privileges will be restored when the account history shows fewer than eight exchanges in the rolling 365-day period. This eight exchange policy does not apply to money market funds, systematic exchange plans or employer-sponsored retirement plans. The fund may modify, restrict or terminate the exchange privilege at any time. Shareholders will receive 60 days' notice of any termination or material amendment.

    (5) The information on the inside back cover of the Prospectus under the heading "BOARD OF TRUSTEES AND OFFICERS" is hereby amended by deleting Fernando Sisto, effective December 31, 2000.

    (6) Richard A. Ciccarone is no longer an officer of the Fund. The information on the inside back cover of the Prospectus under the heading "BOARD OF TRUSTEES AND OFFICERS" is hereby amended by deleting the OFFICERS section in its entirety and revising the heading to "BOARD OF TRUSTEES".

                  RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

                                                                    RES SPT 8/01
                                                                      23 133 233
                                                                        65138-01